Putnam
Investment Grade
Municipal Trust

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5/31/04

[GRAPHIC OMITTED: WATCH]

[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and George Putnam, III

Dear Fellow Shareholder:

Looking back on the past six months in the financial markets, stocks and bonds had generally steady results for most of the period. Markets were lifted by the resurgence of the economy, prompted in part by the 2003 tax cuts and the Federal Reserve Board's low interest-rate policy. Corporate earnings rose to their highest levels in years and many states even experienced minor improvements in tax revenues. However, since March 2004, uncertainty and volatility have returned to the markets. Bonds in particular experienced broad setbacks in April because of concerns that inflation could be sparked by vigorous job creation and rising energy prices. Markets continue to show vulnerability to these concerns and to the situation in Iraq.

As observers of financial markets for many years, we have gained the perspective that periods of uncertainty and transition as we have lately witnessed usually reflect an effort by investors to incorporate new facts into their thinking, a process that takes time. The resulting volatility is uncomfortable, but over time, it allows investors to set more realistic expectations for future investment performance. Uncertainty on its own is no reason to alter a well-planned investment strategy.

Putnam's portfolio management teams have monitored recent market movements, relying on their analysis to manage risks and identify opportunities. During the six-month period ended May 31, 2004, your fund's defensive duration strategy and emphasis on higher-yielding bonds helped its return at net asset value exceed those of its benchmark and Lipper category average. You will find details on the facing page.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

July 21, 2004


Report from Fund Management

Fund highlights

 * Putnam Investment Grade Municipal Trust returned 0.41% at net asset value (NAV) and -5.46% at market price for the six months ended May 31, 2004.

 * A defensive duration strategy and a greater-than-benchmark emphasis on higher-yielding bonds helped the fund's results at NAV exceed those of its benchmark, the Lehman Municipal Bond Index, which returned -0.22% over the period.

 * For the same reasons, the fund's results at NAV also surpassed the -0.56% average return of the funds in the General Municipal Debt Funds (leveraged closed-end) category tracked by Lipper.

 * Due to declining yields, management recommended a reduction in the fund's dividend, which was implemented in December 2003. See page 5 for more information.

 * See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

Spurred by continued signs of stronger economic growth, interest rates rose during the six months ended May 31, 2003. Rising interest rates typically cause the price of bonds to decline, as investors worry about the potential impact of higher inflation on fixed-income securities. Fortunately for investors in this fund, the negative effect of rising rates was mitigated somewhat by a defensive duration strategy implemented in anticipation of rising rates. The fund's greater-than-benchmark emphasis on higher-yielding bonds, an area that outperformed the broader municipal market as credit spreads tightened, also contributed. Performance improvement in one of the fund's larger holdings that had previously been struggling helped boost returns and allowed us to reduce the size of the position by selling into strength. These factors enabled the fund to outperform its benchmark and its Lipper peer group during the period, based on results at NAV. The performance of fund shares at market price reflects changes in investor demand as well as the fund's investment results. We believe the December 2003 dividend cut contributed to the fund's lower return at market price.

FUND PROFILE

Putnam Investment Grade Municipal Trust seeks to maintain as high a level of current income free from federal income tax as is consistent with preservation of capital by investing primarily in investment-grade municipal bonds. The fund may be suitable for conservative investors seeking tax-exempt income.

Market overview

Municipal bond yields -- which move in the opposite direction of their prices -- were volatile between December 1, 2003, and May 31, 2004. Yields trended downward for much of the period but corrected sharply in late March and April in response to stronger economic data. At the end of the period, yields on 10-year AAA-rated municipal bonds were slightly higher than they had been at the beginning of the period. The ratio of municipal bond yields to Treasury yields fell to about 80% in December, which means the difference between the yields of 10-year municipal bonds and 10-year Treasuries increased. The ratio edged up to about 85% by the end of the fiscal period. Overall, the yield curve, which shows the difference in yields over a range of bond maturities, flattened somewhat, and credit spreads, which show the difference in yields between higher- and lower-rated bonds, generally narrowed. The economy improved on nearly all fronts, including job growth. The Federal Reserve Board held the federal funds rate steady at 1%, but hinted at a potential rate hike in the near future. Municipal bond issuance was very strong as states and municipalities sought to address budget shortfalls that resulted from decreased tax revenues. In May, California issued the first portion of its recently approved $15 billion bond issue to help alleviate the state's budget crisis. Although ongoing tobacco litigation continued to make headlines, the municipal bond market largely discounted the news. Airline-related industrial development bonds (IDBs) turned in mixed results as a period of strength was followed by weakening toward period-end. In our opinion, the combination of higher fuel costs and competition from low-cost carriers makes the prospects for major airlines less certain.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 5/31/04
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                         -0.22%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         0.60%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             0.35%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                        3.29%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      6.79%
-------------------------------------------------------------------------------
Russell 1000 Index (large-company stocks)                               6.36%
-------------------------------------------------------------------------------
Russell 2000 Index (stocks of small and midsize companies)              4.53%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 5/31/04.
-------------------------------------------------------------------------------

Strategy overview

In an increasingly strong economy, it appears likely that interest rates will rise further. Consequently, we shortened the fund's duration (a measure of a fund's sensitivity to changes in interest rates) relative to that of its peer group during the period.

We took the opportunity afforded by strong demand for higher-yielding municipal bonds to sell into strength where we deemed appropriate. We also continued to diversify the portfolio by adding selectively to the fund's lower-quality holdings. These below-investment-grade, higher-yielding bonds are not a component of the fund's benchmark, but we believe that careful selection among them can continue to provide the fund with attractive opportunities for income.

We carefully monitored developments in the tobacco industry, particularly with regard to ongoing litigation and other factors affecting demand for tobacco settlement bonds, which are secured by the income stream from tobacco companies' settlement obligations to the states. The municipal bond market has largely ignored recent unfavorable headlines and the downgrading of some tobacco settlement bonds by Moody's rating service. In our view, the backdrop for the tobacco industry remains fundamentally positive, and the fund remains overweighted in these bonds relative to the benchmark.

Performance of airline-related IDBs was mixed during the period; we sold some of the fund's holdings as our outlook for the industry is less certain given higher fuel costs.


[GRAPHIC OMITTED: horizontal bar chart TOP SECTOR WEIGHTINGS COMPARED]

TOP SECTOR WEIGHTINGS COMPARED

                        11/30/03      5/31/04

Health care              25.7%         25.7%

Utilities and power      19.2%         22.1%

Housing                   8.9%          9.1%

Water and sewer           7.6%          6.6%

Transportation            8.0%          6.1%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of market value. Holdings will vary over time.


How fund holdings affected performance

When economic growth improves, the chances of a company or a municipality defaulting generally decrease. This helps explain why credit spreads -- the difference between higher- and lower-rated bonds -- generally narrowed over the course of the year, reflecting investors' rising confidence in the economy and fiscal health of lower-rated issuers. We targeted an overweight in lower-quality bonds, including BBB-rated bonds which are at the lower end of the investment-grade spectrum, in anticipation of this credit spread tightening. This strategy was one of the primary reasons for the fund's strong relative performance during the period. Examples of the fund's strong-performing higher-yielding holdings include bonds issued by the Johnson City Health and Educational Facilities Board for Mountain States Health in Tennessee; bonds issued by the Arkansas State Hospital Development Finance Authority for Washington Regional Medical Center; and bonds issued by the Indiana State Development Finance Authority for USX Corp.

Airline-related industrial development bonds (IDBs) turned in mixed results over the six-month period. IDBs are backed by the credit of the company benefiting from the financing -- in this case, airlines. Consequently, investor perceptions about the backing company's health or that of the industry as a whole affect the price of these bonds. While airline-related IDBs had enjoyed a price recovery during the second half of calendar 2003 and into early 2004, their prices fell during the spring of 2004, as fuel prices climbed and low-cost carriers began to eat into the major airlines' profits. Fortunately, we had trimmed the fund's airline-related positions in December, January, and February prior to the recent sell-off, selling IDBs backed by Delta and Northwest on relative strength. An IDB backed by American Airlines was one of the more significant contributors to fund performance for the period; although the price of these bonds fell late in the period, they had risen substantially during the period's early months, resulting in a net positive contribution to relative performance. Another IDB, backed by Continental Airlines, was a detractor from performance, as its price dropped more substantially toward the period's end.

[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa/AAA - (46.5%)

Aa/AA - (3.1%)

A - (18.8%)

Baa/BBB - (21.5%)

Ba/BB - (3.4%)

B - (2.3%)

Caa/CCC - (0.7%)

D - (0.3%)

Other (VMIG1 - (3.4%)

Footnote reads:
As a percentage of market value as of 5/31/04. A bond rated Baa/BBB or higher is considered investment grade. The chart reflects Moody's and Standard & Poor's ratings; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

The stronger economic outlook has improved prospects for one of the fund's holdings, which had struggled during the economic slowdown. The Connector 2000 Association Inc. revenue bonds for South Carolina Toll Road Southern Connector Project were issued to finance a toll road in the Greenville metropolitan area. Usage of the road has been well below projections forecasted before the road was built. The bonds' price declined and their yield climbed to reflect the perceived risk of the project. However, with the general health of the municipal market improving, investors are looking more favorably on these bonds as a buying opportunity. As the bonds have recovered, we've been trimming the position -- selling into the market's strength.

The fund's exposure to revenue bonds issued by Gilroy, California to finance an amusement park, Bonfante Gardens, detracted from results during the period. Attendance has fallen short of initial projections, leading to lower revenues than originally anticipated. We are in negotiations with the issuer of the Bonfante bonds concerning undeveloped land adjacent to the project, which we hope will be sold to ease the debt burden of the park.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

Yields have declined significantly across all fixed-income sectors over the course of the prolonged bond-market rally. In addition, many issuers called bonds, refinancing debt at lower rates. These factors required the management team to reinvest fund assets at lower prevailing rates and prompted a reduction of the monthly distribution from $0.0695 to $0.0626 per share in December 2003.

The fund's management team

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are David Hamlin (Portfolio Leader), Paul Drury (Portfolio Member), Susan McCormack (Portfolio Member), James St. John (Portfolio Member), and Kevin Cronin.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Early in 2004, lingering unemployment had been an anomaly in an otherwise robust economic recovery. However, in early April, employment data at last showed marked improvement in job creation. We believe the underlying strength in the economy will foster higher interest rates in the future. In keeping with our views, the fund's duration is now relatively short in order to keep the portfolio defensively positioned. We expect that the credit quality of general obligation municipal bonds will improve gradually as the economy improves and tax revenues increase. Although yield spreads between high- and low-quality municipal bonds have narrowed somewhat, we believe they remain attractive and could narrow further. As a result, we believe credit risk is worth taking in moderate amounts, while we continue to seek diversification by sector and issuer. We will closely monitor market conditions as we pursue a high level of tax-free income and seek to manage the fund's risk exposure.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. This fund may have a significant portion of its holdings in bonds. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended May 31, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares.

-------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 5/31/04
-------------------------------------------------------------------------------
                                                              Lipper General
                                                Lehman        Municipal Debt
                                                Municipal     Funds (leveraged
                                    Market      Bond          closed-end)
                          NAV       price       Index         category average*
-------------------------------------------------------------------------------
6 months                   0.41%    -5.46%      -0.22%        -0.56%
-------------------------------------------------------------------------------
1 year                     2.35     -7.68       -0.03          0.64
-------------------------------------------------------------------------------
5 years                   29.02     -2.63       30.64         32.46
Annual average             5.23     -0.53        5.49          5.77
-------------------------------------------------------------------------------
10 years                  77.13     57.72       84.79         91.80
Annual average             5.88      4.66        6.33          6.72
-------------------------------------------------------------------------------
Annual average
Life of fund
(since 10/26/89)           7.32      6.29        6.99          7.31
-------------------------------------------------------------------------------

  Performance does not reflect taxes on reinvested distributions.

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-, 5-, and 10-year periods ended 5/31/04, there were 65, 64, 50, and 46 funds, respectively, in this Lipper category.


-------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 5/31/04
-------------------------------------------------------------------------------
Putnam Investment Grade Municipal Trust
-------------------------------------------------------------------------------
Distributions from common shares
-------------------------------------------------------------------------------
Number                                     6
-------------------------------------------------------------------------------
Income 1                                   $0.3756
-------------------------------------------------------------------------------
Capital gains 1                            --
-------------------------------------------------------------------------------
Total                                      $0.3756
-------------------------------------------------------------------------------
                                           Series A
Distributions from preferred shares        (1,400 shares)
-------------------------------------------------------------------------------
Income 1                                   $526.94
-------------------------------------------------------------------------------
Capital gains 1                            --
-------------------------------------------------------------------------------
Total                                      $526.94
-------------------------------------------------------------------------------
Share value (common shares):               NAV               Market price
-------------------------------------------------------------------------------
11/30/03                                   $10.71            $10.74
-------------------------------------------------------------------------------
5/31/04                                     10.38              9.80
-------------------------------------------------------------------------------
Current return (common shares,
end of period)
-------------------------------------------------------------------------------
Current dividend rate 2                      7.24%             7.67%
-------------------------------------------------------------------------------
Taxable equivalent 3                        11.14             11.80
-------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 35% federal tax rate for 2004. Results for investors subject to lower tax rates would not be as advantageous.


-------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 6/30/04 (MOST RECENT CALENDAR QUARTER)
-------------------------------------------------------------------------------
                                           NAV               Market price
-------------------------------------------------------------------------------
6 months                                   -0.42%            -9.55%
-------------------------------------------------------------------------------
1 year                                      2.58            -13.72
-------------------------------------------------------------------------------
5 years                                    31.50             -3.09
Annual average                              5.63             -0.63
-------------------------------------------------------------------------------
10 years                                   78.96             50.09
Annual average                              5.99              4.14
-------------------------------------------------------------------------------
Annual average
Life of fund
(since 10/26/89)                            7.32              6.01
-------------------------------------------------------------------------------

Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the American Stock Exchange and the New York Stock Exchange.


Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 1000 Index is an unmanaged index of the largest 1,000 companies in the Russell 3000 Index.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
May 31, 2004 (Unaudited)

Key to Abbreviations
-------------------------------------------------------------------------------
AMBAC                 AMBAC Indemnity Corporation
COP                   Certificate of Participation
FGIC                  Financial Guaranty Insurance Company
FNMA Coll.            Federal National Mortgage Association Collateralized
FSA                   Financial Security Assurance
GNMA Coll.            Government National Mortgage Association Collateralized
G.O. Bonds            General Obligation Bonds
IFB                   Inverse Floating Rate Bonds
MBIA                  MBIA Insurance Company
VRDN                  Variable Rate Demand Notes

Municipal bonds and notes (100.0%) (a)
Principal amount                                     Rating (RAT)         Value

Arizona (0.8%)
-------------------------------------------------------------------------------
      $500,000 AZ Hlth. Fac. Auth. Hosp. Syst.
               Rev. Bonds (John C. Lincoln Hlth.
               Network), 6 3/8s, 12/1/37             BBB               $508,125
     1,175,000 Casa Grande, Indl. Dev. Auth.
               Rev. Bonds (Casa Grande Regl. Med.
               Ctr.), Ser. A, 7 5/8s, 12/1/29        B-/P             1,205,844
     1,000,000 Scottsdale, Indl. Dev. Hosp. Auth.
               Rev. Bonds (Scottsdale Hlth. Care),
               5.8s, 12/1/31                         A3               1,006,250
                                                                 --------------
                                                                      2,720,219

Arkansas (2.8%)
-------------------------------------------------------------------------------
     3,600,000 AR Dev. Fin. Auth. Rev. Bonds,
               Ser. D, GNMA/FNMA Coll., 3s, 1/1/24   AAA              3,573,000
     3,000,000 AR State Hosp. Dev. Fin. Auth.
               Rev. Bonds (Washington Regl. Med.
               Ctr.), 7 3/8s, 2/1/29                 Baa3             3,315,000
     1,000,000 Little Rock, G.O. Bonds (Cap.
               Impt.), FSA, 3.95s, 4/1/19            Aaa                945,000
     1,900,000 Northwest Regl. Arpt. Auth.
               Rev. Bonds, 7s, 2/1/10                BB/P             1,964,999
                                                                 --------------
                                                                      9,797,999

California (9.2%)
-------------------------------------------------------------------------------
     2,000,000 Anaheim, Pub. Fin. Auth. Tax Alloc.
               IFB, MBIA, 11.52s, 12/28/18           Aaa              2,542,500
       150,000 Association of Bay Area Governments
               (ABAG) Fin. Auth. for Nonprofit
               Corps. Rev. Bonds (San Diego Hosp.
               Assn.), Ser. C, 5 3/8s, 3/1/21        Baa1               146,438
     2,500,000 CA Hlth. Fac. Auth. Rev. Bonds
               (Sutter Hlth.), Ser. A, MBIA,
               5 3/8s, 8/15/30                       Aaa              2,525,000
               CA State G.O. Bonds
       500,000 5 1/8s, 4/1/23                        A3                 501,250
       750,000 5.1s, 2/1/34                          A3                 726,563
               CA State Dept. of Wtr. Resources
               Rev. Bonds, Ser. A
     1,500,000 6s, 5/1/15                            A3               1,666,875
    13,000,000 AMBAC, 5 1/2s, 5/1/13                 Aaa             14,430,000
     1,500,000 5 1/2s, 5/1/11                        A3               1,646,250
               CA State Econ. Recvy. G.O. Bonds,
               Ser. A
       500,000 FGIC, 5 1/4s, 7/1/14                  Aaa                550,625
     1,000,000 5s, 7/1/16                            Aa3              1,037,500
     1,750,000 CA Statewide Cmnty. Dev. Auth. COP
               (The Internext Group), 5 3/8s,
               4/1/30                                BBB-             1,612,188
     1,475,000 Gilroy, Rev. Bonds (Bonfante Gardens
               Park), 8s, 11/1/25                    D/P                945,844
               Golden State Tobacco Securitization
               Corp. Rev. Bonds
     1,000,000 Ser. 2003 A-1, 6 1/4s, 6/1/33         BBB                887,500
     1,500,000 Ser. B, 5 5/8s, 6/1/38                Baa1             1,481,250
       450,000 Orange Cnty., Cmnty. Fac. Dist.
               Special Tax Rev. Bonds (Ladera Ranch
               - No. 02-1), Ser. A, 5.55s, 8/15/33   BB+/P              439,313
     1,400,000 Vallejo, COP (Marine World
               Foundation), 7.2s, 2/1/26             BBB-/P           1,391,250
                                                                 --------------
                                                                     32,530,346

Colorado (2.5%)
-------------------------------------------------------------------------------
     2,500,000 CO Hlth. Fac. Auth. Rev. Bonds
               (Hlth. Fac.-Evangelical Lutheran),
               3.35s, 10/1/06                        A3               2,531,250
     3,000,000 CO Springs, Hosp. Rev. Bonds,
               6 3/8s, 12/15/30                      A3               3,183,750
               CO State Hsg. Fin. Auth. Rev. Bonds
               (Single Fam.)
       265,000 Ser. B-2 , 7s, 5/1/26                 Aa2                267,851
       135,000 Ser. B-3, 6.8s, 11/1/28               Aa2                135,000
     2,500,000 Denver, City & Cnty. Arpt.
               Rev. Bonds, MBIA, 5 1/2s, 11/15/25    Aaa              2,571,875
                                                                 --------------
                                                                      8,689,726

Connecticut (0.7%)
-------------------------------------------------------------------------------
     2,500,000 CT State Hlth. & Edl. Fac. Auth.
               VRDN (Yale U.), Ser. V-2, 1.05s,
               7/1/36                                VMIG1            2,500,000


District of Columbia (1.2%)
-------------------------------------------------------------------------------
     4,000,000 DC G.O. Bonds, Ser. B, FSA, 5 1/4s,
               6/1/26                                Aaa              4,095,000

Florida (3.0%)
-------------------------------------------------------------------------------
     1,500,000 Cap. Trust Agcy. Rev. Bonds
               (Seminole Tribe Convention), Ser. A,
               10s, 10/1/33                          B/P              1,807,500
     2,395,000 Escambia Cnty., Hlth. Fac. Auth.
               Rev. Bonds (Baptist Hosp. & Baptist
               Manor), 5 1/8s, 10/1/19               A3               2,299,200
     3,315,000 Florida State Dept. Gen. Svcs.
               Division Fac. Mgmt. Rev. Bonds (FL
               Fac. Pool), Ser. A, FSA,
               5 1/4s, 9/1/17                        Aaa              3,609,206
     1,000,000 Lee Cnty., Indl. Dev. Auth.
               Rev. Bonds (Alliance Cmnty.
               Project), Ser. C, 5 1/2s, 11/15/29    BBB-               921,250
     2,000,000 Miami Beach, Hlth. Fac. Auth. Hosp.
               Rev. Bonds (Mount Sinai Med. Ctr.),
               5 3/8s, 11/15/28                      BB               1,667,500
       400,000 St. Johns Cnty., Hlth. Care Indl.
               Dev. Auth. Rev. Bonds (Glenmoor St.
               Johns Project), Ser. A, 8s, 1/1/30    B-/P               377,000
                                                                 --------------
                                                                     10,681,656

Georgia (2.4%)
-------------------------------------------------------------------------------
     1,500,000 Atlanta, Arpt. Rev. Bonds, Ser. B,
               FGIC, 5 5/8s, 1/1/30                  Aaa              1,543,125
     1,045,000 Atlanta, Waste Wtr. Rev. Bonds,
               Ser. A, FGIC,  5s, 11/1/38            Aaa              1,140,356
     2,300,000 Burke Cnty., Poll. Control Dev.
               Auth. Mandatory Put Bonds (GA Power
               Co.), 4.45s, 12/1/08                  A2               2,383,375
       300,000 GA Med. Ctr. Hosp. Auth. IFB, MBIA,
               11.334s, 8/1/10                       Aaa                304,527
     1,500,000 Muni. Elec. Auth. Rev. Bonds, AMBAC,
               5s, 1/1/26                            AAA              1,603,125
     1,350,000 Rockdale Cnty., Dev. Auth. Solid
               Waste Disp. Rev. Bonds (Visay Paper,
               Inc.), 7.4s, 1/1/16                   BB+/P            1,383,291
                                                                 --------------
                                                                      8,357,799

Hawaii (0.2%)
-------------------------------------------------------------------------------
       780,000 HI Dept. of Trans. Special Fac.
               Rev. Bonds (Continental Airlines,
               Inc.), 7s, 6/1/20                     B                  679,575

Illinois (5.5%)
-------------------------------------------------------------------------------
               Chicago, Board of Ed. G.O. Bonds
     2,500,000 (School Reform Project), Ser. A,
               AMBAC, 5 1/4s, 12/1/27                Aaa              2,515,625
     3,830,000 (Chicago School Reform Board),
               Ser. A, FGIC, 5 1/4s, 12/1/17         Aaa              4,150,763
               Cook Cnty., Cmnty. G.O. Bonds (Cons.
               School Dist. No. 64 Pk. Ridge), FSA
     1,580,000 5 1/2s, 12/1/16                       Aaa              1,755,775
     1,445,000 5 1/2s, 12/1/15                       Aaa              1,605,756
     1,600,000 IL Dev. Fin. Auth. Rev. Bonds
               (Midwestern U.), Ser. B, 6s, 5/15/26  BBB+             1,668,000
     2,500,000 IL Dev. Fin. Auth. Hosp. Rev. Bonds
               (Adventist Hlth. Syst./Sunbelt
               Obligation), 5.65s, 11/15/24          A                2,506,250
     1,000,000 IL State Sales Tax Rev. Bonds,
               Ser. I, FGIC, 6s, 6/15/27             Aaa              1,121,250
               IL U. Rev. Bonds (Auxiliary Fac.
               Syst.), Ser. A, AMBAC
     1,945,000 5 1/4s, 4/1/19                        Aaa              2,083,581
     1,850,000 5 1/4s, 4/1/18                        Aaa              1,991,063
                                                                 --------------
                                                                     19,398,063

Indiana (1.3%)
-------------------------------------------------------------------------------
     3,600,000 IN State Dev. Fin. Auth. Env. Impt.
               Rev. Bonds (USX Corp.), 5.6s,
               12/1/32                               Baa1             3,573,000
     1,000,000 Rockport, Poll. Control
               Rev. Bonds (Indiana-Michigan Pwr.),
               Ser. A, 4.9s, 6/1/25                  Baa2             1,036,250
                                                                 --------------
                                                                      4,609,250

Iowa (0.6%)
-------------------------------------------------------------------------------
     1,715,000 IA Fin. Auth. Hlth. Care Fac.
               Rev. Bonds (Care Initiatives),
               9 1/4s, 7/1/25                        BBB-/P           2,002,263

Kansas (1.3%)
-------------------------------------------------------------------------------
     4,500,000 Burlington, Poll. Control Rev. Bonds
               (KS Gas & Elec. Co.), MBIA, 7s,
               6/1/31                                Aaa              4,527,675

Kentucky (0.3%)
-------------------------------------------------------------------------------
     1,200,000 KY Econ. Dev. Fin. Auth. Rev. Bonds
               (Norton Hlth. Care, Inc.), Ser. A,
               6 1/2s, 10/1/20                       BBB/P            1,246,500

Louisiana (0.8%)
-------------------------------------------------------------------------------
     1,500,000 Ernest N. Morial-New Orleans Exhibit
               Hall Auth. Special Tax Bonds,
               Ser. A, AMBAC, 5 1/4s, 7/15/21        Aaa              1,561,875
     1,140,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds
               (Lake Charles Memorial Hosp.
               Project), 8 5/8s, 12/1/30             CCC/P              850,725
       300,000 Tangipahoa Parish Hosp. Svcs.
               Rev. Bonds (North Oaks Med. Ctr.
               Project), Ser. A, 5s, 2/1/25          A                  284,250
                                                                 --------------
                                                                      2,696,850

Maine (0.4%)
-------------------------------------------------------------------------------
     1,480,000 ME State Hsg. Auth. Rev. Bonds,
               Ser. D-2-AMT,  5s, 11/15/27           Aa1              1,546,600

Maryland (0.1%)
-------------------------------------------------------------------------------
       500,000 MD State Hlth. & Higher Edl. Fac.
               Auth. Rev. Bonds (Medstar Hlth.),
               5 3/4s, 8/15/15                       Baa2               520,625

Massachusetts (10.9%)
-------------------------------------------------------------------------------
    10,330,000 MA State G.O. Bonds, Ser. A, MBIA,
               5 3/8s, 8/1/08                        AAA             11,285,525
     2,785,000 MA State Dev. Fin. Agcy. Rev. Bonds
               (MA Biomedical Research), Ser. C,
               6 3/8s, 8/1/17                        A1               3,077,425
     8,550,000 MA State Hlth. & Edl. Fac. Auth. IFB
               (Med. Ctr. of Central MA), Ser. B,
               AMBAC, 11.7s, 6/23/22                 Aaa             10,441,688
               MA State Hlth. & Edl. Fac. Auth.
               Rev. Bonds
     1,000,000 (Civic Investments), Ser. A, 9s,
               12/15/15                              BB/P             1,126,250
       750,000 (Jordan Hosp.), Ser. E, 6 3/4s,
               10/1/33                               BBB-               742,500
     1,450,000 (UMass Memorial), Ser. C, 6 5/8s,
               7/1/32                                Baa2             1,488,063
     2,500,000 MA State Hsg. Fin. Agcy. Rev. Bonds,
               Ser. C, AMBAC, 5 5/8s, 7/1/40         Aaa              2,565,625
     7,000,000 MA State Wtr. Res. Auth. Rev. Bonds,
               Ser. J, FSA, 5 1/4s, 8/1/17           Aaa              7,612,500
                                                                 --------------
                                                                     38,339,576

Michigan (3.0%)
-------------------------------------------------------------------------------
     4,200,000 Detroit, Swr. Disp. VRDN, Ser. B,
               FSA, 1.08s, 7/1/33                    VMIG1            4,200,000
       300,000 Flint, Hosp. Bldg. Auth. Rev. Bonds
               (Hurley Med. Ctr.), 6s, 7/1/20        Baa3               291,000
     1,500,000 Macomb Cnty., Hosp. Fin. Auth.
               Rev. Bonds (Mt. Clemens Gen. Hosp.),
               Ser. B, 5 7/8s, 11/15/34              BBB-             1,348,125
     1,000,000 MI State Hosp. Fin. Auth. Rev. Bonds
               (Oakwood Hosp.), Ser. A, 5 3/4s,
               4/1/32                                A2               1,007,500
     3,800,000 MI State Strategic Fund, Ltd.
               Rev. Bonds (Detroit Edison Poll.
               Control), 5.65s, 9/1/29               A-               3,833,250
                                                                 --------------
                                                                     10,679,875

Minnesota (0.5%)
-------------------------------------------------------------------------------
     1,705,000 Minneapolis, Cmnty. Dev. Agcy.
               Supported Dev. Rev. Bonds, Ser. G-3,
               5.45s, 12/1/31                        A-               1,736,969

Mississippi (1.6%)
-------------------------------------------------------------------------------
     2,750,000 Mississippi Bus. Fin. Corp. Poll.
               Control Rev. Bonds (Syst. Energy
               Resources, Inc.), 5 7/8s, 4/1/22      BBB-             2,760,313
               MS Dev. Bk. Special Obligation
               Rev. Bonds (Jackson MS Project), FSA
     1,455,000 5 1/4s, 3/1/22                        Aaa              1,544,119
     1,385,000 5 1/4s, 3/1/21                        Aaa              1,478,488
                                                                 --------------
                                                                      5,782,920

Missouri (3.7%)
-------------------------------------------------------------------------------
     1,250,000 Cape Girardeau Cnty., Indl. Dev.
               Auth. Hlth. Care Fac. Rev. Bonds
               (St. Francis Med. Ctr.),
               Ser. A, 5 1/2s, 6/1/16                A                1,287,500
     1,500,000 MO Hsg. Dev. Comm. Rev. Bonds (Home
               Ownership), GNMA/FNMA Coll., 5.55s,
               9/1/34                                AAA              1,627,500
     1,000,000 MO State Hlth. & Edl. Fac. Auth.
               Rev. Bonds (BJC Hlth. Syst.),
               5 1/4s, 5/15/32                       Aa2              1,005,000
     8,830,000 SCA Tax Exempt Trust Multi-Fam.
               Mtge. Rev. Bonds, FSA, 7.1s, 1/1/30   Aaa              9,100,816
                                                                 --------------
                                                                     13,020,816

Montana (0.4%)
-------------------------------------------------------------------------------
     1,175,000 Forsyth, Poll. Control Mandatory Put
               Bonds (Avista Corp.), AMBAC, 5s,
               12/30/08                              Aaa              1,242,563

Nevada (0.3%)
-------------------------------------------------------------------------------
     1,205,000 Henderson, Local Impt. Dist. Special
               Assmt. Bonds (No. T-14), 4 3/4s,
               3/1/10                                BB-/P            1,191,444

New Hampshire (0.3%)
-------------------------------------------------------------------------------
       950,000 NH State Bus. Fin. Auth. Poll.
               Control Rev. Bonds, 3 1/2s, 7/1/27    Baa1               931,000

New Jersey (2.4%)
-------------------------------------------------------------------------------
       650,000 NJ Econ. Dev. Auth. Rev. Bonds
               (Cedar Crest Village, Inc.), Ser. A,
               7 1/4s, 11/15/31                      BB-/P              660,563
       675,000 NJ Hlth. Care Fac. Fin. Auth.
               Rev. Bonds (Somerset Med. Ctr.),
               5 1/2s, 7/1/33                        Baa2               648,844
     3,100,000 NJ State G.O. Bonds, Ser. F, MBIA,
               5 1/2s, 8/1/11                        AAA              3,475,875
     1,000,000 NJ State Ed. Fac. Auth. Rev. Bonds
               (Drew U.), Ser. C, FGIC, 5 1/4s,
               7/1/18                                Aaa              1,090,000
     1,250,000 NJ State Edl. Fac. Auth. VRDN
               (Princeton U.), Ser. B, MBIA, 1.05s,
               7/1/21                                VMIG1            1,250,000
               Tobacco Settlement Fin. Corp.
               Rev. Bonds
       500,000 6 3/4s, 6/1/39                        BBB                445,625
     1,000,000 (Asset Backed Bonds), 6s, 6/1/37      BBB                800,000
                                                                 --------------
                                                                      8,370,907

New Mexico (1.1%)
-------------------------------------------------------------------------------
     4,000,000 Farmington, Poll. Control VRDN (AZ
               Pub. Svc. Co.), Ser. A, 1.08s,
               5/1/24                                VMIG1            4,000,000

New York (9.2%)
-------------------------------------------------------------------------------
     1,875,000 Nassau Cnty., Indl. Dev. Agcy.
               Rev. Bonds (North Shore Hlth.
               Syst.), Ser. D, 5 1/2s, 11/1/08       A3               2,001,563
     7,780,000 NY City, G.O. Bonds, Ser. B, 5 1/4s,
               12/1/09                               A2               8,382,950
               NY City, Indl. Dev. Agcy. Rev. Bonds
     1,000,000 (Visy Paper, Inc.), 7.95s, 1/1/28     B+/P             1,045,000
     2,000,000 (Brooklyn Navy Yard Cogen.
               Partners), Ser. G, 5 3/4s, 10/1/36    BBB-             1,780,000
       750,000 NY City, Indl. Dev. Agcy. Special
               Fac. Rev. Bonds (British Airways),
               5 1/4s, 12/1/32                       BB+                541,875
     4,100,000 NY City, Muni. Wtr. & Swr. Fin.
               Auth. Rev. Bonds, Ser. C, 5 3/4s,
               6/15/26                               Aa2              4,330,625
       900,000 NY State Dorm. Auth. Rev. Bonds
               (Winthrop-U. Hosp. Assn.), Ser. A,
               5 1/2s, 7/1/32                        Baa1               900,000
     4,000,000 NY State Env. Fac. Corp. Rev. Bonds,
               5s, 6/15/32                           Aaa              3,975,000
     1,000,000 NY State Thruway Auth. Rev. Bonds,
               Ser. A, MBIA, 5 1/4s, 4/1/12          Aaa              1,101,250
     1,750,000 Port Auth. NY & NJ Special
               Obligation IFB, Ser. N18, MBIA,
               14.9s, 12/1/17 (acquired
               7/19/00, cost $1,832,058) (RES)       Aaa              2,156,875
     5,250,000 Port. Auth. NY & NJ Special
               Obligation Rev. Bonds (JFK Intl. Air
               Term. - 6), MBIA, 5.9s, 12/1/17       Aaa              5,656,875
       650,000 Suffolk Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Peconic Landing),
               Ser. A, 8s, 10/1/30                   B+/P               655,688
                                                                 --------------
                                                                     32,527,701

North Carolina (2.0%)
-------------------------------------------------------------------------------
               NC Eastern Muni. Pwr. Agcy. Syst.
               Rev. Bonds
     1,000,000 Ser. D, 6 3/4s, 1/1/26                BBB              1,082,500
     2,000,000 Ser. A, 5 3/4s, 1/1/26                BBB              2,017,500
     3,500,000 NC State Muni. Pwr. Agcy. Rev. Bonds
               (No. 1, Catawba Elec.), Ser. B,
               6 1/2s, 1/1/20                        Baa1             3,832,500
                                                                 --------------
                                                                      6,932,500

Ohio (4.1%)
-------------------------------------------------------------------------------
     1,000,000 Brookville, Local School Dist. G.O.
               Bonds, FSA, 5s, 12/1/31               Aaa                990,000
     5,000,000 Cuyahoga Cnty., Rev. Bonds, Ser. A,
               6s, 1/1/16                            A1               5,431,250
     2,000,000 OH State Air Quality Dev. Auth.
               Rev. Bonds (Toledo Poll. Control),
               Ser. A, 6.1s, 8/1/27                  Baa2             2,047,500
     1,500,000 OH State Solid Waste Rev. Bonds
               (General Motors Corp.), 6.3s,
               12/1/32                               Baa1             1,554,375
     1,820,000 OH State Tpk. Comm. Rev. Bonds,
               Ser. A, FGIC, 5 1/2s, 2/15/18         Aaa              2,017,925
     2,500,000 Rickenbacker, Port Auth. Rev. Bonds
               (OASBO Expanded Asset Pooled),
               Ser. A, 5 3/8s, 1/1/32                A2               2,556,250
                                                                 --------------
                                                                     14,597,300

Oklahoma (0.3%)
-------------------------------------------------------------------------------
     1,050,000 OK Dev. Fin. Auth. Rev. Bonds
               (Hillcrest Hlth. Care),  Ser. A,
               5 5/8s, 8/15/29                       B1               1,008,000

Oregon (0.3%)
-------------------------------------------------------------------------------
     1,000,000 OR State Hsg. & Cmnty. Svcs. Dept.
               Rev. Bonds Single Family Mtg.
               (Single Family Mtg.),
               Ser. K, 5 5/8s, 7/1/29                Aa2              1,068,750

Pennsylvania (3.1%)
-------------------------------------------------------------------------------
     1,110,000 Carbon Cnty., Indl. Dev. Auth.
               Rev. Bonds (Panther Creek Partners),
               6.65s, 5/1/10                         BBB-             1,194,638
     1,500,000 Lancaster Cnty., Hosp. Auth.
               Rev. Bonds (Gen. Hosp.), 5 1/2s,
               3/15/26                               A-               1,481,250
       250,000 Lebanon Cnty., Hlth. Fac. Auth.
               Rev. Bonds (Good Samaritan Hosp.
               Project), 6s, 11/15/35                Baa1               247,813
     1,000,000 Lehigh Cnty., Gen. Purpose Auth.
               Rev. Bonds (Lehigh Valley Hosp.
               Hlth. Network), Ser. A, 5 1/4s,
               7/1/32                                A2                 958,750
     1,000,000 PA Econ. Dev. Fin. Auth.
               Rev. Bonds (Amtrak Project), Ser. A,
               6 3/8s, 11/1/41                       A3               1,018,750
               PA State Econ. Dev. Fin. Auth.
               Resource Recvy. Rev. Bonds
       750,000 (Colver Proj.), Ser. E, 8.05s,
               12/1/15                               BBB-/P             777,923
       750,000 (Northampton Generating), Ser. A,
               6.6s, 1/1/19                          BBB-               757,500
     1,045,000 PA State Higher Edl. Fac. Auth.
               Rev. Bonds (Philadelphia College of
               Osteopathic Med.), 5s, 12/1/08        A                1,114,231
     1,200,000 Sayre, Hlth. Care Fac. Auth.
               Rev. Bonds (Guthrie Hlth.), Ser. A,
               5 7/8s, 12/1/31                       A-               1,224,000
     2,200,000 West Shore, Area Hosp. Auth.
               Rev. Bonds (Holy Spirit Hosp.),
               6 1/4s, 1/1/32                        BBB+             2,222,000
                                                                 --------------
                                                                     10,996,855

Puerto Rico (1.6%)
-------------------------------------------------------------------------------
     5,000,000 Cmnwlth. of PR, Hwy. & Trans. Auth.
               Rev. Bonds, Ser. B, 6s, 7/1/39        A                5,775,000

South Carolina (1.9%)
-------------------------------------------------------------------------------
       495,000 Connector 2000 Assn., Inc. SC Toll
               Road Rev. Bonds (Southern
               Connector), Ser. A, 5 3/8s, 1/1/38    B-                 311,850
     2,515,000 Florence Cnty., Hosp. Rev. Bonds
               (McLeod Regl. Med. Ctr.), Ser. A,
               FSA, 5 1/4s, 11/1/23                  Aaa              2,593,594
       500,000 Lexington Cnty. Hlth. Svcs. Dist.
               Inc. Hosp. Rev. Bonds, 5 3/4s,
               11/1/28                               A2                 513,125
     1,000,000 SC Hosp. Auth. Rev. Bonds (Med. U.),
               Ser. A, 6 1/2s, 8/15/32               BBB+             1,036,250
       600,000 SC Jobs Econ. Dev. Auth. Hosp. Fac.
               Rev. Bonds (Palmetto Hlth.
               Alliance), Ser. A, 7 3/8s, 12/15/21   Baa2               728,250
     1,750,000 SC Tobacco Settlement Rev. Mgt.
               Rev. Bonds, Ser. B, 6 3/8s, 5/15/28   BBB              1,509,375
                                                                 --------------
                                                                      6,692,444

South Dakota (0.5%)
-------------------------------------------------------------------------------
     2,000,000 SD Edl. Enhancement Funding Corp.
               Rev. Bonds, Ser. B, 6 1/2s, 6/1/32    BBB              1,747,500

Tennessee (5.3%)
-------------------------------------------------------------------------------
     3,500,000 Johnson City, Hlth. & Edl. Fac.
               Board Hosp. IFB, Ser. A2, MBIA,
               10.555s, 7/1/21 (acquired
               2/8/00, cost $3,296,650) (RES)        Aaa              4,165,000
     3,000,000 Johnson City, Hlth. & Edl. Fac.
               Hosp. Board Rev. Bonds (Mountain
               States Hlth.), Ser. A, 7 1/2s,
               7/1/25                                BBB+             3,393,750
    10,900,000 SCA Tax Exempt Trust Multi-Fam.
               Mtge. Rev. Bonds (Steeplechase
               Falls), Ser. A-10, FSA, 7 1/8s,
               1/1/30                                Aaa             11,233,322
                                                                 --------------
                                                                     18,792,072

Texas (5.1%)
-------------------------------------------------------------------------------
     4,000,000 Alliance, Arpt. Auth. Rev. Bonds
               (Federal Express Corp.), 6 3/8s,
               4/1/21                                Baa2             4,165,000
     1,000,000 Comal Cnty. Hlth. Fac. Dev. Corp.
               Rev. Bonds (Hlth. Care Syst. -
               McKenna Memorial Project), Ser. A,
               6 1/4s, 2/1/32                        Baa2               993,750
     2,635,000 Dallas-Fort Worth, Intl. Arpt. Fac.
               Impt. Corp. Rev. Bonds (American
               Airlines, Inc.), 6 3/8s, 5/1/35       Caa2             1,745,688
     1,500,000 Gulf Coast, Waste Disp. Auth.
               Mandatory Put Bonds (Amoco Oil), 2s,
               10/1/06                               Aa1              1,492,500
     1,250,000 Gulf Coast, Waste Disp. Auth.
               Rev. Bonds, Ser. A, 6.1s, 8/1/24      Baa2             1,270,313
     1,500,000 Harris Cnty., Hlth. Fac. Rev. Bonds
               (Memorial Hermann Hlth. Care),
               Ser. A, 6 3/8s, 6/1/29                A2               1,618,125
     1,500,000 Houston, Arpt. Syst. Rev. Bonds
               (Continental Airlines, Inc.),
               Ser. E, 6 3/4s, 7/1/29                B-               1,192,500
       500,000 Matagorda Cnty., Navigation Dist. TX
               Poll. Control Mandatory Put Bonds
               (American Electric Power), 2.15s,
               11/1/04                               Baa2               499,625
     1,500,000 Sam Rayburn Muni. Pwr. Agcy.
               Rev. Bonds, 6s, 10/1/21               Baa2             1,541,250
               Tomball, Hosp. Auth. Rev. Bonds
               (Tomball Regl. Hosp.)
       600,000 6s, 7/1/25                            Baa2               594,750
     1,700,000 6s, 7/1/19                            Baa2             1,721,250
     1,000,000 Tyler, Hlth. Fac. Dev. Corp.
               Rev. Bonds (Mother Frances Hosp.),
               5s, 7/1/07                            Baa1             1,038,750
                                                                 --------------
                                                                     17,873,501

Utah (5.1%)
-------------------------------------------------------------------------------
     2,850,000 Carbon Cnty., Solid Waste Disp.
               Rev. Bonds (Laidlaw Env.), Ser. A,
               7.45s, 7/1/17                         BB-/P            2,889,188
       675,000 UT Cnty., Env. Impt. Rev. Bonds
               (Marathon Oil Project), 5.05s,
               11/1/17                               Baa1               713,813
               UT State Pwr. Supply Rev. Bonds
               (Intermountain Pwr. Agcy.), Ser. A,
               MBIA
     8,280,000 6.15s, 7/1/14 (prerefunded)           Aaa              9,076,939
     4,720,000 6.15s, 7/1/14                         Aaa              5,192,000
                                                                 --------------
                                                                     17,871,940

Vermont (0.3%)
-------------------------------------------------------------------------------
     1,000,000 VT Hsg. Fin. Agcy. Rev. Bonds, Ser.
               19A, FSA, 4.62s, 5/1/29               Aaa              1,037,500

Virginia (0.6%)
-------------------------------------------------------------------------------
     2,000,000 Prince William Cnty., Indl. Dev.
               Auth. Hosp. Rev. Bonds (Potomac
               Hosp. Corp.), 5.35s, 10/1/36          A3               1,962,500

Washington (1.3%)
-------------------------------------------------------------------------------
     2,435,000 Tobacco Settlement Auth. of WA
               Rev. Bonds, 6 1/2s, 6/1/26            BBB              2,185,412
     2,200,000 WA State G.O. Bonds (Vehicle Fuel),
               Ser. R-03, FGIC, 5s, 9/1/08           Aaa              2,370,500
                                                                 --------------
                                                                      4,555,912

Wisconsin (2.0%)
-------------------------------------------------------------------------------
               Badger Tobacco Settlement
               Asset Securitization Corp.
               Rev. Bonds
     1,800,000 7s, 6/1/28                            BBB              1,671,750
     3,500,000 6 3/8s, 6/1/32                        BBB              2,970,625
     2,500,000 WI State Hlth. & Edl. Fac. Auth.
               Rev. Bonds (Wheaton Franciscan),
               5 3/4s, 8/15/30                       A2               2,562,500
                                                                 --------------
                                                                      7,204,875
-------------------------------------------------------------------------------
               Total Investments
               (cost $345,095,440)                                 $352,540,566
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on market value.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 2004 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 2004. Securities rated by Putnam are indicated by "/P".

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 2004 was $6,321,875 or 1.8% of portfolio market value.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, VRDN and mandatory put bonds are the current interest rates at May 31, 2004.

      The dates shown on mandatory put bonds are the next mandatory put dates.

      The fund had the following sector concentrations greater than 10% at May 31, 2004 (as a percentage of market value):

        Health care             25.7%
        Utilities and power     22.1

      The fund had the following insurance concentrations greater than 10% at May 31, 2004 (as a percentage of market value):

        MBIA                    15.8%
        FSA                     14.7
        AMBAC                   10.9

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
May 31, 2004 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$345,095,440) (Note 1)                                           $352,540,566
-------------------------------------------------------------------------------
Cash                                                                5,232,768
-------------------------------------------------------------------------------
Interest and other receivables                                      6,635,502
-------------------------------------------------------------------------------
Receivable for securities sold                                        170,000
-------------------------------------------------------------------------------
Total assets                                                      364,578,836

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                               1,374,204
-------------------------------------------------------------------------------
Accrued preferred shares distribution payable (Note 1)                 12,887
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          607,626
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             40,124
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 31,460
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                              760
-------------------------------------------------------------------------------
Other accrued expenses                                                 57,363
-------------------------------------------------------------------------------
Total liabilities                                                   2,124,424
-------------------------------------------------------------------------------
Series A remarketed preferred shares: (1,400 shares
authorized and outstanding at $100,000 per share) (Note 4)        140,000,000
-------------------------------------------------------------------------------
Net assets                                                       $222,454,412

Represented by
-------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares
authorized) (Note 1)                                             $238,266,890
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                          371,429
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)             (23,629,033)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                          7,445,126
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to common shares
outstanding                                                      $222,454,412

Computation of net asset value
-------------------------------------------------------------------------------
Net asset value per common share ($222,454,412 divided by
21,438,811 shares)                                                     $10.38
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended May 31, 2004 (Unaudited)


Interest income:                                                  $10,015,382
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    1,192,951
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                        124,011
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                              7,674
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        4,306
-------------------------------------------------------------------------------
Preferred share remarketing agent fees                                178,240
-------------------------------------------------------------------------------
Other                                                                  63,893
-------------------------------------------------------------------------------
Total expenses                                                      1,571,075
-------------------------------------------------------------------------------
Net investment income                                               8,444,307
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                      640,321
-------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period       (7,466,267)
-------------------------------------------------------------------------------
Net loss on investments                                            (6,825,946)
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations               $1,618,361

Distributions to Series A remarketed preferred
shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                                               (737,709)
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations
(applicable to common shareholders)                                  $880,652
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                      May 31      November 30
Increase (decrease) in net assets                       2004*            2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $8,444,307      $17,938,467
-------------------------------------------------------------------------------
Net realized gain (loss) on investments              640,321      (12,673,654)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                    (7,466,267)      20,337,621
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                         1,618,361       25,602,434

Distributions to Series A remarketed preferred
shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                              (737,709)      (1,494,296)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations (applicable to common
shareholders)                                        880,652       24,108,138
-------------------------------------------------------------------------------

Distributions to common shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                            (8,046,617)     (17,791,911)
-------------------------------------------------------------------------------
Increase from issuance of common shares in
connection with reinvestment of
distributions                                        479,879        1,392,553
-------------------------------------------------------------------------------
Total increase (decrease) in net assets           (6,686,086)       7,708,780

Net assets
-------------------------------------------------------------------------------
Beginning of period                              229,140,498      221,431,718
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $371,429 and $711,448,
respectively)                                   $222,454,412     $229,140,498
-------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------
Common shares outstanding at beginning of
period                                            21,394,578       21,262,820
-------------------------------------------------------------------------------
Shares issued in connection with
reinvestment of distributions                         44,233          131,758
-------------------------------------------------------------------------------
Common shares outstanding at end of period        21,438,811       21,394,578
-------------------------------------------------------------------------------
Remarketed preferred shares outstanding at
beginning and end of period                            1,400            1,400
-------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

                                         Six months
                                           ended
                                           May 31
Per-share                               (Unaudited)                                Year ended November 30
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
of period (common shares)                 $10.71          $10.41          $10.96          $10.88          $10.71          $11.98
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .39             .84             .95            1.01            1.03            1.06
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  (.31)            .36            (.60)           (.02)            .26           (1.14)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations             .08            1.20             .35             .99            1.29            (.08)
---------------------------------------------------------------------------------------------------------------------------------
Distributions to preferred shareholders:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.03)           (.07)           (.10)           (.20)           (.28)           (.23)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations:
(applicable to
common shareholders)                         .05            1.13             .25             .79            1.01            (.31)
---------------------------------------------------------------------------------------------------------------------------------
Distributions to common shareholders:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.38)           (.83)           (.80)           (.71)           (.84)           (.96)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.38)           (.83)           (.80)           (.71)           (.84)           (.96)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                           $10.38          $10.71          $10.41          $10.96          $10.88          $10.71
---------------------------------------------------------------------------------------------------------------------------------
Market price, end of period
(common shares)                            $9.80          $10.74          $10.75          $10.67           $9.81          $11.94
---------------------------------------------------------------------------------------------------------------------------------
Total return at market price
(common shares) (%)(b)                     (5.46)*          8.07            8.58           15.96          (11.14)         (13.96)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
common shares
(in thousands)                          $222,454        $229,140        $221,432        $231,983        $229,854        $225,172
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)                 .68*           1.42            1.46            1.49            1.47            1.46
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(c)                3.33*           7.26            7.99            7.19            7.10            7.24
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                      6.64*          32.72           19.25           23.05           24.90           14.92
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
May 31, 2004 (Unaudited)

Note 1
Significant accounting policies

Putnam Investment Grade Municipal Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as is believed to be consistent with preservation of capital. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes do not involve undue risk to income or principal. Under normal circumstances, the fund will invest at least 80% of its net assets in investment grade securities (rated "investment grade" at the time of investment or, if not rated, determined by Putnam Management to be of comparable quality).

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, any remaining premium is amortized to maturity.

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 2003, the fund had a capital loss carryover of $20,916,906 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
----------------------------------
    $1,485,741   November 30, 2004
       612,177   November 30, 2005
     1,661,946   November 30, 2006
     2,968,039   November 30, 2007
       535,007   November 30, 2009
     1,282,640   November 30, 2010
    12,371,356   November 30, 2011

The aggregate identified cost on a tax basis is $345,095,440, resulting in gross unrealized appreciation and depreciation of $13,348,380 and $5,903,254, respectively, or net unrealized depreciation of $7,445,126.

D) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a seven-day day period. The applicable dividend rate for the remarketed preferred shares at May 31, 2004 was 1.12 %. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

E) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the annual rate of 0.65% of the weekly average net assets of the fund.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.65% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended May 31, 2004, the fund paid PFTC $124,011 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended May 31, 2004, the fund did not realize any credits related to this arrangement.

Each independent Trustee of the fund receives an annual Trustee fee, of which $708, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the six months ended May 31, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $23,480,342 and $29,244,523, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

Additionally, the fund has authorized a separate series of 2,000 Serial Remarketed Preferred shares, which are issuable only under certain conditions in exchange for Series A shares. No Serial Remarketed
Preferred shares are currently outstanding.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At May 31, 2004, no such restrictions have been placed on the fund.

Note 5
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing.


Fund information
About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Patricia C. Flaherty
Senior Vice President

Steven D. Krichmar
Vice President and Principal
Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA
Compliance Officer

Francis J. McNamara, III
Vice President and Chief
Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9:00 a.m. to 5:00 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) anytime for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

Do you want to save paper and receive this document faster?
Shareholders can sign up for email delivery of shareholder reports on www.putnaminvestments.com.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

215023  058  7/04


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Although such officers reached the conclusion expressed in the preceding paragraph, they are aware of matters that raise concerns with respect to controls, each of which arose in connection with the administration of 401(k) plans by Putnam Fiduciary Trust Company. The first matter, which occurred in early 2001, involved the willful circumvention of controls by certain Putnam employees in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in five Putnam Funds (not including the registrant). Such officers became aware of this matter in February 2004. The second matter, which occurred in 2002, involved the willful circumvention by certain Putnam employees of policies and procedures in connection with the payment of Putnam corporate expenses. Such officers did not learn that this matter involved a Putnam Fund until January 2004. Putnam has made restitution to the affected Funds, implemented a number of personnel changes, including senior personnel, begun to implement changes in procedures to address these items and informed the SEC, the Funds' Trustees and independent auditors. An internal investigation and review of procedures and controls are currently ongoing.

In reaching the conclusion expressed herein, the registrant's principal executive officer and principal financial officer considered a number of factors, including the nature of the matters described above, when the matters occurred, the individuals involved, personnel changes that have occurred since these matters occurred, the results to date of the current ongoing investigation and the overall quality of controls at Putnam at this time.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: July 27, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: July 27, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: July 27, 2004